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1.  OWNER
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Name
          ----------------------------------------------------------------------
          Last                          First                    Middle

Address
          ----------------------------------------------------------------------
          Street

          ----------------------------------------------------------------------
          City                                    State               Zip

Phone                                        Soc. Sec. #
          -----------------------------------            -----------------------

DATE OF BIRTH                                            / /  Citizen of U.S.
               --------------------------------------    / /  Resident Alien
Sex:  / / Male   / / Female                                   of U.S.
                                                         / /  Other
                                                                   -------------

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2.  CO-OWNER  (optional)
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Name
          ----------------------------------------------------------------------
          Last                          First                    Middle

Address
          ----------------------------------------------------------------------
          Street

          ----------------------------------------------------------------------
          City                                    State               Zip

Phone                                        Soc. Sec. #
          -----------------------------------            -----------------------

DATE OF BIRTH                                            / /  Citizen of U.S.
               --------------------------------------    / /  Resident Alien
Sex:  / / Male   / / Female                                   of U.S.
                                                         / /  Other
                                                                   -------------

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3.  ANNUITANT    (If other than Owner)
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Name
          ----------------------------------------------------------------------
          Last                          First                    Middle

Address
          ----------------------------------------------------------------------
          Street

          ----------------------------------------------------------------------
          City                                    State               Zip

Phone                                        Soc. Sec. #
          -----------------------------------            -----------------------

DATE OF BIRTH                                            / /  Citizen of U.S.
               --------------------------------------    / /  Resident Alien
Sex:  / / Male   / / Female                                   of U.S.
                                                         / /  Other
                                                                   -------------

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4.  ADDITIONAL ANNUITANT
--------------------------------------------------------------------------------

Name
          ----------------------------------------------------------------------
          Last                          First                    Middle

Address
          ----------------------------------------------------------------------
          Street

          ----------------------------------------------------------------------
          City                                    State               Zip

Phone                                        Soc. Sec. #
          -----------------------------------            -----------------------

DATE OF BIRTH                                            / /  Citizen of U.S.
               --------------------------------------    / /  Resident Alien
Sex:  / / Male   / / Female                                   of U.S.
                                                         / /  Other
                                                                   -------------

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5.  BENEFICIARY
--------------------------------------------------------------------------------

                                       PRIMARY

Name
          ----------------------------------------------------------------------
          Last                          First                    Middle

Address
          ----------------------------------------------------------------------
          Street

          ----------------------------------------------------------------------
          City                                    State               Zip

Date of Birth
              --------------------------------------------  --------------------
                                Relationship                   SS # (Optional)

                                      CONTINGENT

Name
          ----------------------------------------------------------------------
          Last                          First                    Middle

Address
          ----------------------------------------------------------------------
          Street

          ----------------------------------------------------------------------
          City                                    State               Zip

Date of Birth
              --------------------------------------------  --------------------
                                Relationship                   SS # (Optional)

/ / ADDITIONAL BENEFICIARY INFORMATION ATTACHED.

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6.  TYPE OF PLAN REQUESTED
--------------------------------------------------------------------------------
For annual IRA contributions, indicate on the check the year for which the contribution is made.

/ / NON-QUALIFIED
/ / QUALIFIED (check appropriate box)
    / / Traditional IRA                       / / Roth IRA
        / / Direct Transfer                        / / Direct Transfer
        / / Rollover                               / / Rollover
    / / Direct Rollover                            ___ Tax Year
        (IRA Rollover from Employer Plan)
    / / SEP-IRA (including SARSEP)
    / / 403(b) (TDA, TSA)
    / / SIMPLE IRA
    / / Other Employer Qualified Plan
        (Employer's Name)
                         ------------------------------------------------------
    / / Other
        (Employer's Name)
                         ------------------------------------------------------

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7.  ANNUITIZATION
--------------------------------------------------------------------------------
The age of the Annuitant at which
lifetime income payments begin:
                                           -------------------------------------

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8.  TELEPHONE TRANSFER AUTHORIZATION
--------------------------------------------------------------------------------
/ / I have read the telephone transfer authorization terms in the prospectus and elect telephone transfers. (If this box is checked it is not necessary to complete the telephone transfer section of the Variable Annuity Service Request Form.)
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9.  REPLACEMENT
--------------------------------------------------------------------------------
Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ / Yes   / / No    If yes, list insurance company.
--------------------------------------------------------------------------------


42411                           APPLICATION CONTINUES

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10.  PURCHASE PAYMENT/PAYMENT ALLOCATION
--------------------------------------------------------------------------------

/ / Single Purchase Payment $
                             ---------------------------------------------------
PAYMENT ALLOCATION: USE WHOLE %. MUST TOTAL 100%
     % Federated International Equity Fund II
-----
     % Federated Growth Strategies Fund II
-----
     % Federated American Leaders Fund II
-----
     % Federated Equity Income Fund II
-----
     % Federated Utility Fund II
-----
     % Federated High Income Bond Fund II
-----
     % Federated Prime Money Fund II
-----
     % Federated Fund for U.S. Government Securities II

-----% -------------------------

-----% -------------------------

-----% -------------------------

     % Other
-----% -------------------------

MVA FIXED ACCOUNT
GUARANTEE PERIODS:
     % 1 Year        % 5 Year       %  9 Year
-----          ------          -----
     % 2 Year        % 6 Year       % 10 Year
-----          ------          -----
     % 3 Year        % 7 Year   100 % TOTAL %
-----          ------          -----
     % 4 Year        % 8 Year  (Includes all columns.)
-----          ------
(If no allocations are indicated, the total purchase payment will be allocated to the Money Market Subaccount.)

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11.  SPECIAL REQUESTS
--------------------------------------------------------------------------------
/ / Check if additional forms are attached.

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

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12.  REGISTERED REPRESENTATIVE STATEMENTS

Will this annuity replace or change any existing life insurance or annuity in this or any other company?

/ /Yes   / / No

If yes, please attach a Client Replacement Disclosure Letter with any other necessary transfer paperwork and state replacement form, if required.

--------------------------------------------------------------------------------

/ / Please check if:
    The Owner qualifies for exemption from the surrender charge because they are included in one of the categories listed under the exemption terms in the prospectus; and you waive commissions on this annuity.

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13.  SIGNATURES
--------------------------------------------------------------------------------
(FOR MINNESOTA RESIDENTS) I HEREBY ACKNOWLEDGE RECEIPT OF THE MINNESOTA GUARANTY ASSOCIATION DISCLOSURE NOTICE.

--------------------------------------------------------------------------------
Owner(s)                                                        Date

--------------------------------------------------------------------------------
Owner(s)                                                        Date

--------------------------------------------------------------------------------
Annuitant(s)                                                    Date

--------------------------------------------------------------------------------
Annuitant(s)                                                    Date

--------------------------------------------------------------------------------
State in which application is signed

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14.  DEALER/REPRESENTATIVE INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Representative's name (please print)

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Name of Broker/Dealer

--------------------------------------------------------------------------------
Branch Office address

--------------------------------------------------------------------------------
Representative's signature                            Representative's number

--------------------------------------------------------------------------------
Representative's phone number (In Florida, also present a Florida license
 I.D. #)

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AUTHORIZED SIGNATURE OF BROKER/DEALER

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15.  MAIL APPLICATION TO:
--------------------------------------------------------------------------------
                             APPLICATIONS WITH PAYMENT:
                         Fortis Benefits Insurance Company
                                      CM-9747
                                    PO Box 70870
                           St. Paul, Minnesota 55107-9747

                           APPLICATIONS WITHOUT PAYMENT:
                         Fortis Benefits Insurance Company
                                   P.O. Box 64273
                             St. Paul, Minnesota 55164

                              FOR OVERNIGHT DELIVERY:
                         Fortis Benefits Insurance Company
                                500 Bielenberg Drive
                             Woodbury, Minnesota 55125
                                  Attn: Annuities

--------------------------------------------------------------------------------

I HEREBY REPRESENT MY ANSWERS TO THE ABOVE QUESTIONS TO BE TRUE TO THE BEST OF MY KNOWLEDGE. I UNDERSTAND THAT ANNUITY PAYMENTS AND CONTRACT VALUES UNDER THE VARIABLE ACCOUNT PROVISIONS OF THE CONTRACT BEING APPLIED FOR ARE VARIABLE, AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT. RECEIPT OF A PROSPECTUS FOR THE ANNUITY PRODUCT HEREBY APPLIED FOR IS ACKNOWLEDGED. ALL PAYMENTS AND VALUE BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE.

IF I LIVE IN A COMMUNITY PROPERTY STATE, I MAY NEED MY SPOUSE'S WRITTEN CONSENT WHENEVER I NAME A PERSON OTHER THAN MY SPOUSE AS MY BENEFICIARY. I AM RESPONSIBLE TO KNOW IF CONSENT IS NEEDED AND TO OBTAIN CONSENT IF REQUIRED.

42411